                                 Exhibit 10.1
AMENDMENT NO. 6
TO SENIOR SECURED SUPER PRIORITY DEBTOR IN POSSESSION LOAN AGREEMENT
This Amendment No. 6 (this “Amendment”) to the Senior Secured Super Priority Debtor in Possession Loan Agreement, dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) is made as of January 3, 2024, and is entered into by and among by and among AMYRIS, INC., a Delaware corporation (the “Parent”), each of the Subsidiaries of the Parent set out in Part 1 of Schedule 1 to this Amendment (together with the Parent, each, a “Borrower” and collectively, the “Borrowers”), the Subsidiaries of the Parent set out in Part 2 of Schedule 1 to this Amendment (such other Subsidiaries of the Parent that are guarantors, each, a “Guarantor” and collectively, the “Guarantors” and, together with the Borrowers, each an “Obligor” and collectively, the “Obligors”), each lender from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and Euagore, LLC, in its capacity as Administrative Agent (the “Administrative Agent”).
WHEREAS, on August 9, 2023, the Parent and certain of its Subsidiaries filed voluntary petitions with the Bankruptcy Court initiating their respective cases under chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and the management of their business pursuant to Section 1107 and 1108 of the Bankruptcy Code;
WHEREAS, on August 9, 2023, the Obligors and the Lenders entered into the Loan Agreement to provide a super priority multiple-draw senior secured debtor-in-possession term loan credit facility (the “DIP Facility”), with all of the Borrowers’ obligations under the DIP Facility guaranteed by each Guarantor, and the Lenders agreed to extend the DIP Facility to the Borrowers on the terms and subject to the conditions set forth in the Loan Agreement;
WHEREAS, the DIP Facility was approved by the Bankruptcy Court pursuant to the Final Order(I) Authorizing the Debtors (A) to Obtain Postpetition Financing and (B) to Utilize Cash Collateral (II) Granting Adequate Protection to Prepetition Secured Lenders, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief [Docket No. 558];
WHEREAS, the Obligors and the Lenders have entered into Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5 to the Loan Agreement; and
WHEREAS, the Obligors have requested, and the Administrative Agent and the Lenders have agreed, in consideration of the terms and conditions contained herein, to (a) waive certain Defaults and Events of Default triggered by the Obligors, without triggering any of the related rights and obligations of the Obligors and the Secured Parties under the Loan Agreement; and (b) further amend the Loan Agreement in certain respects;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

ACTIVE/126886924.4

1.Definitions. All terms used herein that are defined in the Loan Agreement or the Final Order and not otherwise defined herein shall have the meanings given to them in the Loan Agreement or, as applicable, the Final Order.
2.Amendments and Consents. Effective as of the Effective Date:
(a)     Section 1 (Definitions and Rules of Construction) is hereby amended by deleting the definition of “Maturity Date” and replacing it with:
“Maturity Date” means the date which is the earlier of (i) the Plan Effective Date; and (ii) February 15, 2024.
(b)     Section 7.25(d)(y)(B)(iv) (Certain Case Milestones) is hereby amended by deleting that clause and replacing it with:
“(iv)    no later than January 12, 2024, the Consumer Brands Business Sale Transaction shall close and be effective.”
3.Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)the representations and warranties in Section 4 and in each other Loan Document, certificate or other writing delivered by or on behalf of the Obligors to the Administrative Agent or any Lender pursuant to any Loan Document on or before the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default would result from this Amendment becoming effective in accordance with its terms;
(b)the execution, delivery and performance of this Amendment (i) are within its corporate, partnership, limited partnership or limited liability company power and do not contravene any provision of its organizational documents; (ii) have been duly authorized by all necessary or proper action of each Obligor; (iii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens; (iv) do not violate (A) any Laws or regulations to which it or its Subsidiaries are subject, the violation of which would be reasonably expected to have a Material Adverse Effect or (B) any order, injunction, judgment, decree or writ of any Governmental Authority to which it or its Subsidiaries are subject; (v) do not conflict with, or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture mortgage, deed of trust, lease or agreement or other instrument, in each case, in respect of material

Indebtedness to which it or its Subsidiaries is a party or by which it or its Subsidiaries or any of its property is bound; and (vi) do not violate any contract or agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so. This Amendment has been duly executed and delivered on behalf of each Obligor party thereto; and
(c)this Amendment upon execution will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.Conditions to Effectiveness. This Amendment shall become effective only upon the date (the “Effective Date”) on which the Administrative Agent and Required Lenders have received (or waived receipt of) the following documents and other evidence, each in form and substance satisfactory to them:
(a)this Amendment, signed by all Obligors party to it; and
(b)the representations and warranties contained in Section 7 and in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date)
5.Event of Default Waiver. Effective as of the Effective Date, the Lenders waives the Events of Default resulting from breach of Section 7.25 (Certain Case Milestones) arising from the Bankruptcy Court entering orders approving certain Consumer Brands Business Sale Transactions after December 12, 2023 (together with any Events of Default related to such breach, the “Specified Defaults”).
6.Acknowledgement. Each Obligor acknowledges and agrees that the Specified Defaults have occurred and are continuing as of the date hereof, which but for the Lender’s agreement to the waivers set forth herein would entitle the Lender to exercise its rights and remedies under the Loan Agreement and the other Loan Documents, applicable law, or otherwise.
7.Reaffirmation. Each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (a) confirms, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and each other Loan Document to which it is a party (after giving effect hereto), (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in any such Loan Document to “the Loan Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any Loan Document to which it is party purports to assign or pledge to the Administrative Agent, for the benefit of the Secured Parties, or to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in or Lien on any Collateral as security for the Secured Obligations of the Obligors from time to time existing in respect of the Loan Agreement (as amended hereby) and the other Loan Documents, or otherwise guaranteed the Secured Obligations under or with respect to the Loan Documents, such guarantee, pledge, assignment and/or grant of the security interest or Lien is hereby ratified, reaffirmed and confirmed in all respects and confirms and agrees that such guarantee, pledge, assignment and/or grant of the security interest or Lien hereafter guarantees and secures all of the Secured Obligations as amended hereby. This Amendment does not and shall not affect any of the obligations of the Obligors, other than as expressly provided herein, including, without limitation, the Obligors’ obligations to repay the Advances in accordance with the terms of Loan Agreement or the obligations of the Obligors under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any Loan Document, shall not constitute a waiver of any provision of any Loan Document, and shall not be construed as a substitution or novation of the Secured Obligations which shall remain in full force and effect.
8.No Representations. Each Obligor hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Administrative Agent or any Lender in entering into this Amendment.
9.Miscellaneous.
(a)Sections 10.1 (Severability), 10.9 (Consent to Jurisdiction and Venue), 10.10 (Mutual Waiver of Jury Trial) and 10.15 (Counterparts) are deemed incorporated into this Amendment with all necessary changes.
(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. References to “Sections” are to sections of the Loan Agreement, unless otherwise stated.
(c)EXCEPT TO THE EXTENT GOVERNED BY THE BANKRUPTCY CODE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(d)Each Obligor hereby acknowledges and agrees that this Amendment is a “Loan Document”.
(e)With respect to any Obligor, this Amendment is subject in all respects (including with respect to all obligations and agreements of the Obligors provided for hereunder) to the terms of the Interim Order (and, when applicable, the Final Order) and if any provision in this Amendment expressly conflicts or is inconsistent with any provision in the Interim Order or Final Order, the provisions in the applicable DIP Order shall govern and control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.
COMPANIES:

AMYRIS, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim Chief Executive Officer and Chief Financial Officer

AMYRIS CLEAN BEAUTY, INC., a Delaware
corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

APRINNOVA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AB TECHNOLOGIES LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS FUELS, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-OLIKA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

ADNO SHELL INC., a Delaware corporation By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

UPLAND 1 LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-ECOFAB LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

CLEAN BEAUTY 4U HOLDINGS, LLC, a
Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: CEO & President

AMYRIS CLEAN BEAUTY LATAM LTDA., a Brazilian limited liability company

By: /s/ Daniel Moreira     Name: Daniel Moreira
Title: Legal Director

By: /s/ Claudia Marina Nohara     Name: Claudia Marina Nohara
Title: Chief Financial Officer

INTERFACES INDUSTRIA E COMERCIO DE
COSMETICOS LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara     Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira     Name: Daniel Moreira
Title: Legal Director

AMYRIS    BIOTECNOLOGIA    DO    BRASIL
LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara     Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira     Name: Daniel Moreira
Title: Legal Director

AMYRIS BIO PRODUCTS PORTUGAL,
UNIPESSOAL, LDA., a Portugal liability company

By: /s/ Shannon Griffin      Name: Shannon Griffin
Title: Director

CLEAN BEAUTY 4U LLC, a
Delaware limited liability company

By: Amyris, Inc.
Its: Manager

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim CEO and Chief Financial Officer

CLEAN BEAUTY COLLABORATIVE, INC. a
Delaware corporation

By: /s/ Caroline Hadfield
Name: Caroline Hadfield
Title: Chief Executive Officer & President

ACTIVE/126886924.4

ADMINISTRATIVE AGENT:

EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S Hager
Name: Barbara S. Hager
Title: Manager

                 LENDER:
EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S. Hager
Name: Barbara S. Hager
Title: Manager

Schedule 1
Part 1

Borrowers
1.Amyris, Inc., a Delaware corporation
2.Amyris Clean Beauty, Inc., a Delaware corporation
3.Aprinnova, LLC, a Delaware limited liability company
Part 2

Guarantors
1.AB Technologies LLC, a Delaware limited liability company
2.Amyris Fuels, LLC, a Delaware limited liability company
3.Amyris-Olika, LLC, a Delaware limited liability company
4.Onda Beauty Inc., Delaware corporation
5.Upland 1 LLC, a Delaware limited liability company
6.Amyris Eco-Fab LLC, a Delaware limited liability company
7.Clean Beauty 4U Holdings, LLC, a Delaware limited liability company
8.Clean Beauty 4U LLC, a Delaware limited liability company

9.Clean Beauty Collaborative, Inc., a Delaware corporation
10.Amyris Clean Beauty LATAM Ltda., a Brazil limited liability company
11.Interfaces Industria e Comercio de Cosmeticos Ltda., a Brazil limited liability company
12.Amyris Biotecnologia Do Brasil Ltda., a Brazil limited liability company
13.Amyris Europe Trading B.V. (Netherlands), a Netherlands limited company
14.Amyris Bio Products Portugal, Unipessoal, Lda., a Portugal limited company
15.Beauty Labs International Limited, a United Kingdom limited company
16.Amyris UK Trading Limited, a United Kingdom limited company

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